UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2015 (August 19, 2015)

RCS Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (866) 904-2988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreements

On August 19, 2015, RCS Capital Corporation (the “Company”) entered into two customary registration rights agreements (together, the “RRAs”), one with Apollo Principal Holdings I, L.P. (collectively with its affiliates, “APH”) and the other with Luxor Capital Partners, LP and certain of its affiliates (collectively with their affiliates, “Luxor”), pursuant to which the Company has agreed to file a registration statement on or prior to October 5, 2015 for the purpose of registering the resale of: (i) 1,000,000 shares (the “APH Shares”) of the Company’s new series of 11% Convertible Series D-1 Convertible Preferred Stock, $0.001 par value per share (“Series D-1 Preferred Stock”), issued to APH pursuant to the terms of an Investment Agreement (the “APH Investment Agreement”) dated August 6, 2015 between the Company and Apollo Management Holdings, L.P., an affiliate of APH (“Apollo Management”); (ii) 500,000 shares (the “Luxor Shares”) of the Company’s new series of 11% Convertible Series D-2 Convertible Preferred Stock, $0.001 par value per share (“Series D-1 Preferred Stock”), issued to Luxor pursuant to the terms of an Investment Agreement (together with the APH Investment Agreement, the “Investment Agreements”) dated August 6, 2015 between the Company and Luxor; (iii) the shares of the Company’s Class A Common Stock, $0.001 par value per share (“Class A Common Stock”), issuable upon conversion of the APH Shares and the Luxor Shares; and (iv) the shares of Class A Common Stock issued or issuable to Luxor pursuant to the termination agreement (the “Termination Agreement”) entered into on August 6, 2015 by and among Luxor, the Company and the other parties thereto.

This summary of the material terms of the RRAs is not intended to be complete and is qualified in its entirety by reference to the RRAs, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The entry into and material terms of the Investment Agreements and the Termination Agreement were disclosed in the Company’s Current Report on Form 8-K filed August 12, 2015.

Amendment No. 1 to the Membership Interest Purchase Agreement

On August 19, 2015, Apollo Management, the Company, and RCS Capital Holdings, LLC (“Holdings”) entered into First Amendment (“Amendment No. 1”) to that certain Membership Interest Purchase Agreement (the “MIPA”), dated as of August 6, 2015, by and among Apollo Management, the Company and Holdings. Pursuant to Amendment No. 1, the first paragraph under the caption “Distribution Terms” in Exhibit B of the MIPA was amended by deleting that paragraph and replacing it with the following:

“In consideration of the Marketing Services (as defined below) Apollo agrees to pay Cetera (e.g., third party reallowance) at a rate that is the same as, or more favorable to Apollo than, (i) the expenses and payments for comparable Marketing Services provided with respect to the investment products of AR Capital that are distributed by Cetera, or (ii) the lowest expenses and payments for comparable Marketing Services provided (or that may in the future be provided) to any other product sponsor who is similarly situated on the Cetera platform, taking into account the relative product mix, product construct, sales volume and other relevant factors, whichever of (i) and (ii) would be more favorable to Apollo at any given time.”

This summary of the material terms of Amendment No. 1 is not intended to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The entry into and material terms of the MIPA were disclosed in the Company’s Current Report on Form 8-K filed August 12, 2015.

Item 3.03. Material Modifications to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Marc Rowan and Anthony Civale as Directors

On August 19, 2015, pursuant to the Certificate of Designation (the “Series D-1 COD”) governing the Series D-1 Preferred Stock, Marc Rowan and Anthony Civale were elected to RCS Capital’s Board of Directors by the holders of the APH Shares.

Mr. Rowan will serve on the Nominating and Corporate Governance Committee of RCS Capital’s Board of Directors. Mr. Civale will serve on the Executive Committee and the Compensation Committee of RCS Capital’s Board of Directors.

Mr. Rowan is a co-founder, Senior Managing Director and Director of Apollo Global Management, LLC, an affiliate of APH, and Managing Partner of Apollo Management, L.P., also an affiliate of APH, and Anthony Civale is Chief Operating Officer of Apollo Capital Management, LLC, also an affiliate of APH. There are no transactions or agreements required by Item 404(a) of Regulation S-K with respect to Messrs. Rowan and Civale except the transactions or agreements involving APH and the Company disclosed in Note 21 of the Notes to the Consolidated Financial Statements (Unaudited) June 30, 2015 included in the Form 10-Q filed by the Company for the quarter ended June 30, 2015 (the “Form 10-Q”) filed with the Securities and Exchange Commission on August 11, 2015.

Resignation of Brian D. Jones as Director

On August 18, 2015, Brian D. Jones resigned as Director of the Company. Mr. Jones’ resignation did not result from a disagreement with the Company and therefore disclosure under Item 5.02(a) of Form 8-K is not required. Mr. Jones will continue to serve in his capacity as Chief Financial Officer of the Company and head of the Company’s investment banking division.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2015, the Company filed the Series D-1 COD and the Certificate of Designation (the “Series D-2 COD”) governing the Series D-2 Preferred Stock with the Secretary of State of the State of Delaware. The Series D-1 COD and the Series D-2 COD became effective upon filing.

The descriptions of the material terms of the Series D-1 COD and the Series D-2 COD are incorporated by reference to Note 21 of the Notes to the Consolidated Financial Statements (Unaudited) June 30, 2015 included in the Form 10-Q. These descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Series D-1 COD, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and the Series D-2 COD, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

Item 8.01. Other Events.

Series D Preferred Stock Issuances

On August 19, 2015, pursuant to the terms of the Investment Agreements, APH (as assignee of Apollo Management) purchased the APH Shares from the Company for a purchase price of $25.0 million and Luxor purchased the Luxor Shares from the Company for a purchase price of $12.5 million.

Press Release

On August 20, 2015, the Company issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to the Membership Interest Purchase Agreement dated August 19, 2015, by and among RCS Capital Corporation, RCS Capital Holdings, LLC and Apollo Management Holdings, L.P.

3.1	Certificate of Designation for the 11% Series D-1 Preferred Stock dated August 19, 2015.

3.2	Certificate of Designation for the 11% Series D-2 Preferred Stock dated August 19, 2015.

10.1	Registration Rights Agreement dated August 19, 2015, by and among RCS Capital Corporation, Luxor Capital Partners, LP and the other parties thereto

10.2	Registration Rights Agreement dated August 19, 2015, by and among RCS Capital Corporation and Apollo Principal Holdings I, L.P.

99.1	Note 21 of the Notes to the Consolidated Financial Statements (Unaudited) June 30, 2015 (incorporated by reference to the Form 10-Q).

99.2	Press Release, dated August 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RCS Capital Corporation

Date:	August 20, 2015	By:	/s/ EDWARD M. WEIL, JR.
Edward M. Weil, Jr.
Chief Executive Officer and Director